Commitments and Contingencies	3 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 12. Commitments and Contingencies
In the ordinary course of business, Verizon is involved in various commercial litigation and regulatory proceedings at the state and federal level. Where it is determined, in consultation with counsel based on litigation and settlement risks, that a loss is probable and estimable in a given matter, the Company establishes an accrual. In none of the currently pending matters is the amount of accrual material. An estimate of the reasonably possible loss or range of loss in excess of the amounts already accrued cannot be made at this time due to various factors typical in contested proceedings, including: (1) uncertain damage theories and demands; (2) a less than complete factual record; (3) uncertainty concerning legal theories and their resolution by courts or regulators; and (4) the unpredictable nature of the opposing party and its demands. We continuously monitor these proceedings as they develop and adjust any accrual or disclosure as needed. We do not expect that the ultimate resolution of any pending regulatory or legal matter in future periods, including the Hicksville matter described below, will have a material effect on our financial condition, but it could have a material effect on our results of operations for a given reporting period.

Reserves have been established to cover environmental matters relating to discontinued businesses and past telecommunications activities. These reserves include funds to address contamination at the site of a former Sylvania facility in Hicksville, NY, which had processed nuclear fuel rods in the 1950s and 1960s. In September 2005, the Army Corps of Engineers (ACE) accepted the site into its Formerly Utilized Sites Remedial Action Program. As a result, the ACE has taken primary responsibility for addressing the contamination at the site. An adjustment to the reserves may be made after a cost allocation is conducted with respect to the past and future expenses of all of the parties. Adjustments to the environmental reserve may also be made based upon the actual conditions found at other sites requiring remediation.

Verizon is currently involved in approximately 30 federal district court actions alleging that Verizon is infringing various patents. Most of these cases are brought by non-practicing entities and effectively seek only monetary damages; a small number are brought by companies that have sold products and could seek injunctive relief as well. These cases have progressed to various stages and a small number may go to trial in the coming 12 months if they are not otherwise resolved.

In connection with the execution of agreements for the sales of businesses and investments, Verizon ordinarily provides representations and warranties to the purchasers pertaining to a variety of nonfinancial matters, such as ownership of the securities being sold, as well as indemnity from certain financial losses. From time to time, counterparties may make claims under these provisions, and Verizon will seek to defend against those claims and resolve them in the ordinary course of business.

Subsequent to the sale of Verizon Information Services Canada in 2004, we continue to provide a guarantee to publish directories, which was issued when the directory business was purchased in 2001 and had a 30-year term (before extensions). The preexisting guarantee continues, without modification, despite the subsequent sale of Verizon Information Services Canada and the spin-off of our domestic print and Internet yellow pages directories business. The possible financial impact of the guarantee, which is not expected to be adverse, cannot be reasonably estimated as a variety of the potential outcomes available under the guarantee result in costs and revenues or benefits that may offset each other. We do not believe performance under the guarantee is likely.